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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                Form 8-K

                             CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 13, 1998
                                                  -----------------

               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
            ---------------------------------------------------
            (Exact Name of registrant specified in its charter)
             (Originator of the Chase Credit Card Master Trust)





United States                     0-19191                        22-2382028
---------------               ----------------               -------------------
(State or other               (Commission File               (I.R.S. employer
Jurisdiction of               Number)                        Identification No.)
Incorporation)

                            802 Delaware Avenue
                         Wilmington, Delaware  19801
                  ----------------------------------------
                  (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000


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Item 5.  Other Events


                  On November 13, 1998, the Underwriting Agreement, dated as of November 13, 1998 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On November 24, 1998, the Series 1998-6 Supplement, dated as of November 24, 1998, to the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         4.1 Underwriting Agreement, dated as of November 13, 1998, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

         4.2 Series 1998-6 Supplement, dated as of November 24, 1998, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.


                                      2

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                                 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE CHASE MANHATTAN BANK


                                    By: /s/ Patrick Margey
                                        -------------------------
                                    Name:  Patrick J. Margey
                                    Title: Vice President



Date: December 2, 1998

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                             INDEX TO EXHIBITS
                             -----------------


Exhibit                Exhibit                                  Sequentially
Number                 -------                                  Numbered Pages
-------                                                         --------------

4.1                    Underwriting Agreement, dated as
                       of November 13, 1998, among
                       Chase USA, as Transferor, CMB,
                       as Servicer, and CSI, as
                       Underwriter.

4.2                    Series 1998-6 Supplement, dated
                       as of November 24, 1998, to the
                       Second Amended and Restated
                       Pooling and Servicing Agreement,
                       among Chase USA, as Transferor
                       on and after June 1, 1996, CMB,
                       as Transferor prior to June 1,
                       1996 and as Servicer, and the
                       Trustee.


                                      4